Contingent liabilities	6 Months Ended
Jun. 30, 2026
Disclosure of contingent liabilities [abstract]
Contingent liabilities
26. Contingent liabilities
As detailed in Note 17, Lifezone has recognized a provision of $3.44 million as a result of a Court ruling in relation to a historical withholding tax assessment in Tanzania. Lifezone has not provided for any additional interest charges as, based on ongoing discussions with the TRA and the terms of the Framework Agreement negotiations described below, any material outflow is not considered probable. However, if the TRA does not agree to waive the additional interest charges, there is a possibility that KNCL could incur an additional liability of $4.71 million (TZS 12.36 billion).

Additionally, in 2021, KNCL filed an appeal before the Tax Revenue Appeals Tribunal against the TRA to challenge the TRA’s claim of withholding tax imposed on services. Similar to the case mentioned above, these services were also provided by non-resident entities during a period when KNCL was jointly owned by Barrick and Glencore. The amount of tax and interest in dispute is $187,245 (TZS 491.76 million). As of the date of approval of these financial statements, a court appeal hearing date was still pending on this case.

In May 2025, the TRA issued an audit assessment for the 2023 tax year, alleging unpaid taxes of $709,472 (TZS 1.86 billion), interest of $68,419 (TZS 179.69 million), and a penalty of $5.45 million (TZS 14.33 billion). The penalty pertains to the alleged failure or delay in disclosing contractors' information related to withholding taxes. In May 2026, the TRA issued a notice for outstanding amounts adding a further accrued interest charge of $283,054 (TZS 0.74 billion) to the previously assessed amounts. Lifezone is contesting the assessment in full and has obtained independent tax and legal advice in support of its position. Based on this advice and a review of the relevant facts and circumstances, management considers it is probable that the company will successfully defend its position. Accordingly, no provision has been recognized in respect of the 2023 audit assessment and the associated interest and penalty, as management considers it probable that no payment will ultimately be required.

During the six months ended June 30, 2026, Lifezone and its Tanzanian entities have been in active discussions with the Government of Tanzania to amend the existing Framework Agreement. As part of these discussions, the parties have agreed on a mechanism to resolve several outstanding matters with the TRA. Based on the advice received and the advanced stage of the Framework Agreement negotiations, management considers it probable that Lifezone will not be required to pay the additional interest charges of $4.71 million (TZS 12.36 billion) in relation to the withholding tax assessment nor the $5.45 million (TZS 14.33 billion) penalty in relation to the 2023 audit assessment. As a result, no provision has been recognized in respect of these amounts. However, as the amended Framework Agreement has not yet been signed or become effective, there remains a risk that the waiver or resolution mechanism may not be finalized on the terms currently anticipated. Should the Framework Agreement not be completed or its terms differ materially from those currently agreed, Lifezone could be exposed to contingent liabilities in respect of the matters described above, excluding the amounts already provided.